UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 16, 2015
 ____________________

AVAYA INC.
(Exact Name of Registrant as Specified in its Charter)
 ____________________

Delaware	001-15951	22-3713430
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

4655 Great America Parkway
Santa Clara, California	95054
(Address of Principal Executive Office)	(Zip Code)
 Registrant’s telephone number, including area code:  (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 16, 2015, Avaya Inc. (the "Company") plans to hold a meeting with certain lenders in connection with a potential amendment to its senior secured credit facility. Attached to this report as Exhibit 99.1 is an excerpt from the presentation being made to those lenders, which information is incorporated herein by reference.

The financial data included in Exhibit 99.1 is preliminary and has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. There can be no assurance that the Company’s final results for the quarter ended March 31, 2015 will not differ from the preliminary estimates in Exhibit 99.1, including as a result of quarter-end closing and review procedures or review adjustments, and any such changes could be material.
Use of Non-GAAP (Adjusted) Financial Measures
The information furnished herein includes financial measures that differ from measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), including Adjusted EBITDA and non-GAAP gross margin as a percentage of revenue.
EBITDA is defined as net income (loss) before income taxes, interest expense, interest income and depreciation and amortization. Adjusted EBITDA is EBITDA further adjusted to exclude certain charges and other adjustments permitted in calculating covenant compliance under our debt agreements as further described in our SEC filings.
We believe that including supplementary information concerning Adjusted EBITDA is appropriate to provide additional information to investors to demonstrate compliance with our debt agreements and because it serves as a basis for determining management compensation. In addition, we believe Adjusted EBITDA provides more comparability between our historical results and results that reflect purchase accounting and our current capital structure. Accordingly, management believes Adjusted EBITDA is a useful measure of our financial performance based on operational factors that management can impact in the short-term, namely the Company’s pricing strategies, volume, costs and expenses of the organization.
Adjusted EBITDA has limitations as an analytical tool. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient to fund cash needs. While Adjusted EBITDA and similar measures are frequently used as measures of operations and the ability to meet debt service requirements, these terms are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation. Adjusted EBITDA does not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations. In particular, based on our debt agreements the definition of Adjusted EBITDA allows us to add back certain non-cash charges that are deducted in calculating net income (loss). Our debt agreements also allow us to add back restructuring charges, certain fees payable to our private equity sponsors and other specific cash costs and expenses as defined in the agreements and that portion of our pension costs, other post-employment benefits costs, and non-retirement post-employment benefits costs representing the amortization of pension service costs and actuarial gain or loss associated with these employment benefits. However, these are expenses that may recur, may vary and are difficult to predict. Further, our debt agreements require that Adjusted EBITDA be calculated for the most recent four fiscal quarters. As a result, the measure can be disproportionately affected by a particularly strong or weak quarter. Further, it may not be comparable to the measure for any subsequent four-quarter period or any complete fiscal year.
Non-GAAP gross margin excludes the amortization of acquired technology intangible assets, share based compensation and purchase accounting adjustments. We have included non-GAAP gross margin because we believe it provides additional useful information to investors regarding our operations by excluding those charges that management does not believe are reflective of the Company’s ongoing operating results when assessing the performance of the business.
These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and have limitations as analytical tools in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.
The estimate of Adjusted EBITDA provided in this Form 8-K has been determined consistent with the methodology for calculating Adjusted EBITDA as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Exhibit Name

99.1	Excerpt from Avaya Inc. Presentation to Lenders dated April 16, 2015
Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements," including statements regarding our future financial and operating performance, our anticipated results for the second quarter of fiscal 2015, revenue projections for the third fiscal quarter of fiscal 2015, projected cash requirements for the fiscal year ended September 30, 2015, and EBITDA and gross margin guidance, as well as statements regarding our future growth plans and drivers. All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “outlook, ” “plan,” “potential,” “predict,” “should” or “will” or the negative thereof or other variations thereon or comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including, but not limited to: adjustments in the calculation of financial results for the quarter end, or the application of accounting principles; discovery of new information that alters expectations about second quarter results or impacts valuation methodologies underlying these results; accounting changes required by GAAP; and other factors affecting the Company detailed from time to time in the Company’s filings with the SEC. These factors, including those discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 under the heading "Risk Factors," may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. We caution you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties and the fact that the results for the second quarter of fiscal 2015 described herein are preliminary and subject to change, the matters referred to in the forward-looking statements contained in this report may not in fact occur and you should not place considerable reliance upon them. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA INC.
Date: April 16, 2015	By:	/s/ David Vellequette
	Name:	David Vellequette
	Title:	Chief Financial Officer